WALTHAUSEN FUNDS Walthausen Select Value Fund

     Supplement dated January 30, 2013 to the Statement of Additional Information dated June 1, 2012

     Prior to the heading DISCLOSURE OF PORTFOLIO HOLDINGS on page 18 of the Statement of Additional Information, the following information is added:

DISTRIBUTOR

     Rafferty Capital Markets, LLC (“RCM”), located at 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as the Fund’s agent to be the principal underwriter in connection with the offer and sale of the Fund’s shares. RCM is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators. Compensation for the services performed by RCM is paid by the Advisor from its own resources, not the Fund.

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This supplement and the Statement of Additional Information dated June 1, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Funds' website at www.walthausenfunds.com.